SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) May 3, 1999
                                                         -------------

                       HOMESTEAD VILLAGE INCORPORATED
           (Exact Name of Registrant as Specified in its Charter)


                                  Maryland
               (State or Other Jurisdiction of Incorporation)


       1-12269
(Commission File Number)
                                                        74-2770966
                                           (I.R.S. Employer Identification No.)


  2100 RiverEdge Parkway, Atlanta, Georgia                        30328
  (Address of Principal Executive Offices)                     (Zip Code)


                               (770) 303-2200
            (Registrant's Telephone Number, Including Area Code)


                               Not applicable
       (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On May 3, 1999, Homestead Village Incorporated ("Homestead") announced that it is in discussions regarding a potential business combination transaction. A copy of this press release is files as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated May 3, 1999.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOMESTEAD VILLAGE INCORPORATED



Dated: May 3, 1999                      By:  /s/ Jeffrey A. Klopf
                                            ----------------------------
                                            Jeffrey A. Klopf
                                            Senior Vice President and Secretary